                                                                  Exhibit 4.23

                            FOURTH AMENDMENT TO THE
                          FOURTH AMENDED AND RESTATED
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT

    This FOURTH AMENDMENT to the Fourth Amended and Restated Revolving Credit and Term Loan Agreement, dated as of September 26, 1997 ("Fourth Amendment"), by and among (a) Griffith Consumers Company, Carl King, Inc., and Shore Stop Corporation, each a Delaware corporation, (collectively, the "Borrowers"),
(b) BankBoston, N.A. (formerly known as The First National Bank of Boston), The Travelers Insurance Company, The Travelers Indemnity Company, Senior Debt Portfolio, Riggs Bank N.A., CypressTree Investment Management Company, Inc. ("CypressTree"), CypressTree Investment Partners I, Ltd. ("CypressTree I"), and Deeprock & Company (collectively, the "Banks"), and (c) BankBoston, N.A. as agent for the Banks (the "Agent").

    WHEREAS, the Borrowers, the Banks and the Agent are parties to that certain Fourth Amended and Restated Revolving Credit and Term Loan Agreement dated as of July 8, 1996 (as amended and in effect prior to giving effect to this Amendment, the "Credit Agreement"); and

    WHEREAS, the Borrowers have requested and the Banks have agreed, subject to the terms and conditions set forth herein, to modify certain provisions of the Credit Agreement;

    NOW, THEREFORE, the Borrowers, the Banks and the Agent hereby covenant and agree as follows:

    SECTION 1. Defined Terms. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

    SECTION 2. Amendment to the Credit Agreement. Section 1.1 (Definitions) of the Credit Agreement is hereby further amended by modifying the proviso at the end of the term Eligible Petroleum Inventory to read as follows:
"provided that Petroleum Product Inventory held for sale at retail outlets and which would otherwise qualify as Eligible Petroleum Inventory may not be included as Eligible Petroleum Inventory except during the period from and including September 26, 1997 through and including December 31, 1997."

    SECTION 3. Conditions to Effectiveness to Amendment. This Amendment shall become effective upon satisfaction of the following condition precedent on the Amendment Closing Date: receipt by the Agent of this Amendment, executed and delivered by each of the Borrowers, the Agent and the Banks.

    SECTION 4. Affirmation of the Borrowers. Each of the Borrowers hereby affirms all of its obligations under the Credit Agreement, as amended hereby, and the Notes and under each of the other Loan Documents to which it is a party and hereby affirms its absolute and unconditional promise to pay to the Banks the Loans and all other amounts due under the Credit Agreement, as amended hereby. Each of the Borrowers hereby represents, warrants and confirms that the Obligations, as amended hereby, are and remain secured pursuant to the Security Documents.

    SECTION 5. Representations and Warranties. Each of the Borrowers hereby represents and warrants to the Banks and the Agent as follows:

            (a) Representations and Warranties. The representations and warranties contained in Section 8 of the Credit Agreement were true and correct in all material respects when made. The representations and warranties contained in Section 8 of the Credit Agreement, after giving effect to this Amendment, are true and correct on the date hereof, except (i) for those representations and warranties which relate specifically to a particular date, which representations and warranties were ture and correct as of such date and (ii) as otherwise disclosed in writing by the Borrowers to each of the Banks and the Agent subsequent to the Closing Date.

            (b) Authority. The execution and delivery by each Borrower of this Amendment, and the performance by each Borrower of this Amendment and the Credit Agreement, as amended hereby, (i) are within the corporate authority of such Borrower, (ii) have been duly authorized by all necessary corporate proceedings, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which such Borrower is subject or any judgment, order, writ, injunction, license or permit applicable to such Borrower, and (iv) do not conflict with any provision of the corporate charter or bylaws of such Borrower or any agreement or other instrument binding upon such Borrower.

            (c) Enforceability. This Amendment and the Credit Agreement, as amended hereby, are valid and legally binding obligations of each Borrower, enforceable against such Borrower in accordance with their respective terms and provisions, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditor's rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

            (d) No Default. No Default or Event of Default exists or will exist after giving effect to the execution and delivery of this Amendment.

    SECTION 6. No Other Amendments. Except as expressly provided in this Amendment, all of the terms and conditions of the Credit Agreement and the other

Loan Documents remain unchanged, and the terms and conditions of the Credit Agreement as amended hereby and the other Loan Documents remain in full force and effect.

    SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

    SECTION 8. Miscellaneous. This Amendment shall be deemed to be a contract under seal under the laws of The Commonwealth of Massachusetts and shall for all purposes be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts. The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof. The Borrowers agree to pay to the Agent, on demand by the Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Agent in connection with the preparation of this Amendment, including reasonable legal fees.

    IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                     GRIFFITH CONSUMERS COMPANY

                                     By: /s/ Raymond R. McKenzie
                                     -----------------------------
                                      Title:


                                     CARL KING, INC.

                                     By: /s/ Raymond R. McKenzie
                                     -----------------------------
                                      Title:


                                     SHORE STOP CORPORATION

                                     By: /s/ Raymond R. McKenzie
                                     -----------------------------
                                      Title:


                                     BANKBOSTON, N.A. (formerly known
                                     as The First National Bank Of Boston),
                                      individually and as Agent

                                     By:
                                     -----------------------------
                                      Title:


                                     THE TRAVELERS INSURANCE
                                     COMPANY

                                     By:
                                     -----------------------------
                                      Title:


                                     THE TRAVELERS INDEMNITY
                                     COMPANY

                                     By:
                                     -----------------------------
                                      Title:


                                     SENIOR DEBT PORTFOLIO

                                     By: Boston Management and Research,
                                         as Investment Adviser

                                     By:
                                     -----------------------------
                                      Title:

    IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                     GRIFFITH CONSUMERS COMPANY

                                     By:
                                     -----------------------------
                                      Title:


                                     CARL KING, INC.

                                     By:
                                     -----------------------------
                                      Title:


                                     SHORE STOP CORPORATION

                                     By:
                                     -----------------------------
                                      Title:


                                     BANKBOSTON, N.A. (formerly known
                                     as The First National Bank Of Boston),
                                      individually and as Agent

                                     By: /s/ H. Thomas Barley
                                     -----------------------------
                                      Title:


                                     THE TRAVELERS INSURANCE
                                     COMPANY

                                     By:
                                     -----------------------------
                                      Title:


                                     THE TRAVELERS INDEMNITY
                                     COMPANY

                                     By:
                                     -----------------------------
                                      Title:


                                     SENIOR DEBT PORTFOLIO

                                     By: Boston Management and Research,
                                         as Investment Adviser

                                     By:
                                     -----------------------------
                                      Title:

    IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                     GRIFFITH CONSUMERS COMPANY

                                     By:
                                     -----------------------------
                                      Title:


                                     CARL KING, INC.

                                     By:
                                     -----------------------------
                                      Title:


                                     SHORE STOP CORPORATION

                                     By:
                                     -----------------------------
                                      Title:


                                     BANKBOSTON, N.A. (formerly known
                                     as The First National Bank Of Boston),
                                      individually and as Agent

                                     By:
                                     -----------------------------
                                      Title:


                                     THE TRAVELERS INSURANCE
                                     COMPANY

                                     By: /s/ Allen R. Cantrell
                                     -----------------------------
                                      Title: Investment Officer


                                     THE TRAVELERS INDEMNITY
                                     COMPANY

                                     By: /s/ Allen R. Cantrell
                                     -----------------------------
                                      Title: Investment Officer


                                     SENIOR DEBT PORTFOLIO

                                     By: Boston Management and Research,
                                         as Investment Adviser

                                     By:
                                     -----------------------------
                                      Title:

    IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                     GRIFFITH CONSUMERS COMPANY

                                     By:
                                     -----------------------------
                                      Title:


                                     CARL KING, INC.

                                     By:
                                     -----------------------------
                                      Title:


                                     SHORE STOP CORPORATION

                                     By:
                                     -----------------------------
                                      Title:


                                     BANKBOSTON, N.A. (formerly known
                                     as The First National Bank Of Boston),
                                      individually and as Agent

                                     By:
                                     -----------------------------
                                      Title:


                                     THE TRAVELERS INSURANCE
                                     COMPANY

                                     By:
                                     -----------------------------
                                      Title:


                                     THE TRAVELERS INDEMNITY
                                     COMPANY

                                     By:
                                     -----------------------------
                                      Title:


                                     SENIOR DEBT PORTFOLIO

                                     By: Boston Management and Research,
                                         as Investment Adviser

                                     By: /s/ Scott H. Page
                                     -----------------------------
                                      Title: Vice President

                                     RIGGS BANK N.A.

                                     By: /s/ H. Tyblum
                                     -----------------------------
                                      Title: Vice President


                                     CYPRESSTREE INVESTMENT
                                     MANAGEMENT COMPANY, INC.
                                     As: Attorney-in-Fact and on behalf of
                                     First Allmerica Life Insurance Company

                                     By:
                                     -----------------------------
                                      Title:


                                     CYPRESSTREE INVESTMENT
                                     PARTNERS I, LTD.
                                     By: CypressTree Investment
                                     Management Company, Inc., as
                                     Portfolio Manager

                                     By:
                                     -----------------------------
                                      Title:


                                     DEEPROCK & COMPANY

                                     By: Eaton Vance Management, as
                                     Investment Advisor

                                     By:
                                     -----------------------------
                                      Title:

                                     RIGGS BANK N.A.

                                     By:

                                     -----------------------------
                                      Title:


                                     CYPRESSTREE INVESTMENT
                                     MANAGEMENT COMPANY, INC.
                                     As: Attorney-in-Fact and on behalf of
                                     First Allmerica Life Insurance Company

                                     By: /s/ J. Jenkins
                                     -----------------------------
                                      Title: Assistant Vice President


                                     CYPRESSTREE INVESTMENT
                                     PARTNERS I, LTD.
                                     By: /s/ CypressTree Investment
                                     Management Company, Inc., as
                                     Portfolio Manager

                                     By: /s/ J. Jenkins
                                     -----------------------------
                                      Title: Assistant Vice President


                                     DEEPROCK & COMPANY

                                     By: Eaton Vance Management, as
                                     Investment Advisor

                                     By:
                                     -----------------------------
                                      Title:

                                     RIGGS BANK N.A.

                                     By:
                                     -----------------------------
                                      Title:


                                     CYPRESSTREE INVESTMENT
                                     MANAGEMENT COMPANY, INC.
                                     As Attorney-in-Fact and on behalf of
                                     First Allmerica Life Insurance Company

                                     By:
                                     -----------------------------
                                      Title:


                                     CYPRESSTREE INVESTMENT
                                     PARTNERS I, LTD.
                                     By: CypressTree Investment
                                     Management Company, Inc.,
                                     as Portfolio Manager

                                     By:
                                     -----------------------------
                                      Title:


                                     DEEPROCK & COMPANY

                                     By: Eaton Vance Management, as
                                     Investment Advisor

                                     By: /s/ Scott H. Page
                                     -----------------------------
                                      Title: Vice President

Each of the undersigned hereby (i) acknowledges the provisions of the foregoing Amendment and (ii) ratifies and confirms all of its obligations under each of the Loan Documents to which it is a party.

                                     GRIFFITH HOLDINGS, INC.

                                     By: /s/ Mike Shein
                                     -----------------------------
                                      Title: Vice President


                                     FREDERICK TERMINALS, INC.

                                     By:
                                     -----------------------------
                                      Title:


                                     REGENT TRANSPORT, INC.

                                     By:
                                     -----------------------------
                                      Title:

Each of the undersigned hereby (i) acknowledges the provisions of the foregoing Amendment and (ii) ratifies and confirms all of its obligations under each of the Loan Documents to which it is a party.

                                     GRIFFITH HOLDINGS, INC.

                                     By:
                                     -----------------------------
                                      Title:


                                     FREDERICK TERMINALS, INC.

                                     By: /s/ Raymond R. McKenzie
                                     -----------------------------
                                      Title:


                                     REGENT TRANSPORT, INC.

                                     By: /s/ Raymond R. McKenzie
                                     -----------------------------
                                      Title: